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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 28, 2002


                     CWMBS, INC., (as depositor under the
                 Pooling and Servicing Agreement, dated as of
                 March 1, 2002, providing for the issuance of
                  the CHL Mortgage Pass-Through Trust 2002-7,
                            Mortgage Pass-Through
                         Certificates, Series 2002-7).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


       Delaware                       333-74674                  95-4449516
       --------                       ---------                  ----------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
    of Incorporation)                File Number)            Identification No.)


  4500 Park Granada
Calabasas, California                                91302
---------------------                                -----
(Address of Principal                              (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000

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


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.
          -------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

          5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

          8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1).

          23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
               5.1 and 8.1).


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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          CWMBS, INC.



                                                          By: /s/ Celia Coulter
                                                              -----------------
                                                          Celia Coulter
                                                          Vice President



Dated:  March 28, 2002



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

                                 Exhibit Index

Exhibit                                                                               Page
-------                                                                               ----

5.1   Legality Opinion of Sidley Austin Brown & Wood LLP                                5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)           5

23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)      5


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